                                TOP-UP FUNDING FACILITY
                                AGREEMENT FOR THE ISSUE AND
                                REPAYMENT OF NOTES - SMHL GLOBAL
                                FUND NO. 7

                                PERPETUAL TRUSTEES AUSTRALIA LIMITED
                                ABN 86 000 431 827

                                and

                                ME PORTFOLIO MANAGEMENT LIMITED
                                ABN 79 005 964 134

                                [FREEHILLS LOGO]

                                MLC Centre Martin Place Sydney New South Wales
                                2000 Australia Telephone +61 2 9225 5000
                                Facsimile +61 2 9322 4000 www.freehills.com DX
                                361 Sydney

                                SYDNEY MELBOURNE PERTH BRISBANE HANOI HO CHI
                                MINH CITY SINGAPORE Correspondent Offices
                                JAKARTA KUALA LUMPUR

                                Reference PJSR:FW:25E

                      Top-Up Funding Facility Agreement - SMHL Global Fund No. 7

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TABLE OF CONTENTS
Clause                                                                     Page

DEFINITIONS AND INTERPRETATION                                               2

    Definitions                                                              2
    1.2      Interpretation                                                  5
    1.3      Business Day                                                    7
    1.4      Transaction Document                                            7

2   THE NOTES                                                                7

    2.1      Application for and Issue of Notes                              7
    2.2      Acknowledgment of Indebtedness                                  7
    2.3      Obligations under Notes                                         7
    2.4      Ownership of Notes                                              8
    2.5      Register                                                        8

3   TOP-UP LOAN                                                              8

    3.1      Purpose                                                         8
    3.2      Suspension of the Facility                                      8

4   FUNDING PROCEDURES                                                       8

    4.1      Delivery of Funding Notice                                      8
    4.2      Requirements for a Funding Notice                               9
    4.3      Copy of the Funding Notice                                      9
    4.4      Irrevocability of Funding Notice                                9
    4.5      Notification of Funding Rate                                    9

5   LOAN FACILITY                                                            9

    5.1      Provision of Funding Portions                                   9
    5.2      Repayment                                                       9
    5.3      Repayment of Outstanding Moneys                                10
    5.4      Interest                                                       10
    5.5      Order of Repayment                                             11

6   PAYMENTS                                                                11

    6.1      Manner of payments                                             11
    6.2      Payments on a Business Day                                     11
    6.3      Appropriation of payments                                      11
    6.4      Payments in gross                                              12
    6.5      Taxation deduction procedures                                  12
    6.6      Amounts payable on demand                                      12

7   REPRESENTATIONS AND WARRANTIES                                          12

    7.1      By the Issuer                                                  12
    7.2      By the SF Manager                                              13
    7.3      Survival and repetition of representations and warranties      14
    7.4      Reliance by the Note Holder and OF Manager                     14

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                      Top-Up Funding Facility Agreement - SMHL Global Fund No. 7

8   UNDERTAKINGS                                                            15

    8.1      Term of undertakings                                           15
    8.2      Compliance with Covenants                                      15
    8.3      Notify Events of Default                                       15

9   EVENTS OF DEFAULT                                                       15

    9.1      Effect of Event of Default                                     15
    9.2      Issuer to continue to perform                                  15
    9.3      Enforcement                                                    16

10  INCREASED COSTS, ILLEGALITY AND YIELD PROTECTION                        16

    10.1     Increased costs                                                16
    10.2     Illegality                                                     17

11  TRUSTEE LIMITATION OF LIABILITY PROTECTION                              17

    11.1     Limitation of Liability - Issuer                               17
    11.2     Limitation of Liability - Note Holder                          18
    11.3     Wilful Default of the Issuer and the Note Holder               19

12  INDEMNITIES                                                             20

    12.1     General indemnity                                              20
    12.2     Continuing indemnities and evidence of loss                    21
    12.3     Funds available for indemnity                                  21
    12.4     Negligence, wilful default or breach of law                    21
    12.5     Notification from Note Holder or OF Manager                    21

13  TAX, COSTS AND EXPENSES                                                 22

    13.1     Tax                                                            22
    13.2     Costs and expenses                                             22
    13.3     Goods and services tax                                         23

14  INTEREST ON OVERDUE AMOUNTS                                             23

    14.1     Payment of interest                                            23
    14.2     Accrual of interest                                            23
    14.3     Rate of interest                                               24

15  ASSIGNMENT                                                              24

    15.1     Assignment by Transaction Party                                24
    15.2     Assignment by Note Holder and OF Manager                       24
    15.3     Assist transfer or assignment                                  24
    15.4     Participation permitted                                        24
    15.5     Lending Office                                                 24
    15.6     Disclosure                                                     24
    15.7     No increase in costs                                           25

16  GENERAL                                                                 25

    16.1     Confidential information                                       25
    16.2     Performance by Note Holder of obligations                      25

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    16.3     Transaction Party to bear cost                                 25
    16.4     Notices                                                        25
    16.5     Governing law and jurisdiction                                 27
    16.6     Prohibition and enforceability                                 27
    16.7     Waivers                                                        27
    16.8     Variation                                                      28
    16.9     Cumulative rights                                              28
    16.10    Attorneys                                                      28
    16.11    Binding Obligations                                            28
    16.12    Winding up of Securitisation Fund                              28
    16.13    Termination clause                                             28
    16.14    Counterparts                                                   28

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THIS TOP-UP FUNDING FACILITY AGREEMENT

          is made on             2004 between the following parties:

          1.      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                  ABN 86 000 431 827
                  in its capacity as trustee of the Securitisation Fund
                  (as hereinafter defined) of Level 7, 39 Hunter Street,
                  Sydney, New South Wales
                  (ISSUER)

          2.      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                  ABN 86 000 431 827
                  in its capacity as trustee of the Origination Fund (as
                  hereinafter defined) of Level 7, 39 Hunter Street,
                  Sydney, New South Wales
                  (NOTE HOLDER)

          3.      ME PORTFOLIO MANAGEMENT LIMITED
                  ABN 79 005 964 134
                  in its capacity as manager of the Securitisation Fund
                  of Level 23, 360 Collins Street, Melbourne, Victoria
                  (SF MANAGER)

          4.      ME PORTFOLIO MANAGEMENT LIMITED
                  ABN 79 005 964 134
                  in its capacity as manager of the Origination Fund
                  of Level 23, 360 Collins Street, Melbourne, Victoria
                  (OF MANAGER)

RECITALS

          A.      The Issuer is the trustee, and the SF Manager is the
                  manager, of the Securitisation Fund.

          B.      The Note Holder is the trustee, and the OF Manager is
                  the manager, of the Origination Fund.

          C.      The SF Manager has requested the OF Manager to direct
                  the Note Holder to make available a loan facility to
                  the Issuer under which the Issuer will issue Notes to
                  the Note Holder and the Note Holder will purchase
                  Notes from the Issuer.

          D.      The Note Holder and the OF Manager have agreed to make
                  available a facility on the terms and conditions of
                  this agreement and have agreed with the SF Manager and
                  the Issuer that the terms and conditions of the issue
                  and repayment of any such Notes are those contained in
                  this agreement.

THE PARTIES AGREE

          in consideration of, among other things, the mutual promises contained in this agreement:

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     DEFINITIONS AND INTERPRETATION

          DEFINITIONS

          In this agreement:

          ATTORNEY means an attorney appointed under a Material Document;

          BASE RATE means in respect of a Funding Portion and a Payment Period:

          (a)  the rate percent per annum determined by the OF Manager by taking the rates quoted on the page entitled "BBSW" on the Reuters
               Monitor System at or about 10.10am (Melbourne time) on the
               Funding Date by each Reference Bank (provided that at least 4
               Reference Banks are quoting) as being its mean buying and selling rate for a bank accepted Bill having a tenor equal to 90 days eliminating one of the highest and one of the lowest mean rates, and then calculating the average of the remaining mean rates and then (if necessary) rounding up the resultant figure to four decimal places; or

          (b)  if in respect of any Funding Date the Base Rate cannot be determined because:

               (1)  less than 4 Reference Banks have quoted their relevant rates; or

               (2)  the Payment Period does not equal a tenor in relation to which at least 4 Reference Banks have quoted their relevant rates,

               on the page entitled "BBSW" on the Reuters Monitor System on the
               Funding Date, the rate percent per annum calculated by the OF
               Manager in accordance with paragraph (a) of this definition but by taking the buying and selling rates otherwise quoted by 4 of the Reference Banks on application by the OF Manager, for bank accepted Bills of the same tenor and a face value amount of
               A$1,000,000 each; or

          (c)  if in respect of any Funding Date the Base Rate cannot be determined in accordance with paragraphs (a) or (b) of this definition, the rate percent per annum determined by the OF
               Manager in good faith to be the rate most nearly approximating the rate that would otherwise have been calculated by the OF
               Manager in accordance with paragraph (a) of this definition having regard to comparable indices then available in the then current bill market;

          BILL means a bill of exchange as defined in the Bills of Exchange Act
          1909 (Cth), but does not include a cheque;

          BUSINESS DAY means a day on which banks are open for business in
          Melbourne and Sydney excluding a Saturday, Sunday or public holiday;

          CLASS A NOTE has the same meaning as in the Supplementary Bond Terms;

          CLASS B NOTE has the same meaning as in the Supplementary Bond Terms;

          CONDITIONS means the terms and conditions as set out in schedule 2;

          DESIGNATED RATING AGENCY has the meaning given to it in the Master
          Trust Deed;

          DOLLARS, A$ and $ means the lawful currency of the Commonwealth of
          Australia;

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          EVENT OF DEFAULT means an Event of Default as defined in the Security
          Trust Deed;

          EXCLUDED TAX means any Tax imposed by any jurisdiction on the net income of the Note Holder;

          FACILITY means the top-up funding facility made available by the Note
          Holder to the Issuer under this agreement (by purchase of Notes);

          FUNDING DATE means the date on which a Note will be issued (as stipulated in the Funding Notice) and the date on which a Funding
          Portion is, or is to be, advanced or regarded as advanced to the
          Issuer under this agreement;

          FUNDING NOTICE means a notice given, or to be given, under clauses 4.1 and 4.2;

          FUNDING PORTION means in relation to any Note, the principal amount of that Note to be provided or outstanding at that time (as the case may
          be);

          FUNDING RATE means for any Payment Period the rate per cent per annum which is the aggregate of the Base Rate for that Payment Period and the Margin;

          GOVERNMENTAL AGENCY means any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity;

          GST has the same meaning as in the A New Tax System (Goods and
          Services Tax) Act 1999;

          LENDING OFFICE means the office of the Note Holder set out on page 1 of this agreement or such other office as notified by the Note Holder under this agreement;

          LOAN has the meaning given to it under the Master Trust Deed;

          LOAN REDRAW FACILITY has the meaning given to it under the
          Supplementary Bond Terms;

          MARGIN means that percentage notified by the OF Manager to the SF
          Manager on or about the issue of a Note as the margin applicable to that Note;

          MASTER TRUST DEED means the Master Trust Deed dated 4 July 1994 made between Perpetual Trustees Australia Limited and ME Portfolio
          Management Limited and providing for the establishment of a series of separate trusts known collectively as the Superannuation Members' Home
          Loans Trusts, as amended and restated from time to time;

          MATERIAL DOCUMENTS means:

          (a)  this agreement (including each Note); and

          (b)  the Security Trust Deed; and

          (c)  the Supplementary Bond Terms;

          MORTGAGE has the meaning given to it under the Master Trust Deed;

          NOTE means a note issued under clause 2;

          NOTE HOLDER means Perpetual Trustees Australia Limited (in its capacity as trustee of the Origination Fund) or any person entitled to be registered as a Note Holder in accordance with this agreement;

          OFFICER means:

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          (a)  in relation to the Issuer and Note Holder, a director, secretary or other person whose title contains the word or words "manager"
               or "counsel" or "head" or a person performing the functions of any of them; and

          (b)  in relation to the SF Manager and OF Manager, a director or a secretary, or a person notified to be an authorised officer of the relevant party;

          ORIGINATION FUND means Superannuation Members' Home Loans Origination
          Fund No. 3;

          OUTSTANDING MONEYS means all debts and monetary liabilities of the
          Issuer to the Note Holder under or in relation to any Material
          Document, irrespective of whether the debts or liabilities:

          (a)  are present or future;

          (b)  are actual, prospective, contingent or otherwise;

          (c)  are at any time ascertained or unascertained;

          (d)  are owed or incurred by or on account of the Issuer alone, or severally or jointly with any other person;

          (e)  are owed to or incurred for the account of the Note Holder alone, or severally or jointly with any other person;

          (f)  are owed or incurred as principal, interest, fees, charges, taxes, duties or other imposts, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account; or

          (g)  comprise any combination of the above;

          OVERDUE RATE means on any date the rate percent per annum which is the aggregate of 2% per annum and the Funding Rate;

          PAYMENT DATE has the meaning given to it under the Supplementary Bond
          Terms;

          PAYMENT PERIOD means the period from and including the last Payment
          Date to but excluding the next Payment Date except that the first
          Payment Period will commence on the relevant Funding Date and the last
          Payment Period will end on the Termination Date;

          POWER means any right, power, authority, discretion or remedy conferred on the Note Holder or OF Manager, or a Receiver or an
          Attorney by any Transaction Document or any applicable law;

          PRINCIPAL OUTSTANDING means at any time the aggregate principal amount of all outstanding Funding Portions at that time;

          REFERENCE BANK means any one of Commonwealth Bank of Australia,
          Westpac Banking Corporation, National Australia Bank Limited and
          Australia and New Zealand Banking Group Limited;

          REGISTER means the register of Note Holders maintained by the Issuer;

          SAME DAY FUNDS means bank cheque or other immediately available funds;

          SECURED CREDITORS has the meaning given to it in the Security Trust
          Deed;

          SECURITISATION FUND means the Securitisation Fund constituted under the Master Trust Deed known as SMHL Global Fund No. 7;

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          SECURITY TRUST DEED means the deed in respect of the Securitisation
          Fund between the Issuer, the SF Manager and Perpetual Trustee Company
          Limited ABN 42 000 001 007 (as security trustee) and the Bank of New
          York (as note trustee);

          SUPPLEMENTARY BOND TERMS means the Supplementary Bond Terms Notice in respect of the Securitisation Fund and providing the terms of issue of
          Class A Notes and Class B Notes;

          TAX means:

          (a)  any tax (including GST), levy, charge, impost, duty, fee, deduction, compulsory loan or withholding; or

          (b)  any income, stamp or transaction duty, tax or charge,

          which is assessed, levied, imposed or collected by any Governmental
          Agency and includes, but is not limited to, any interest, fine, penalty, charge, fee or other amount imposed on or in respect of any of the above;

          TERMINATION DATE means the day which is 1 Business Day prior to the
          Final Maturity Date as defined in the Supplementary Bond Terms;

          TOP-UP LOAN means, in relation to a Loan, any additional amount advanced under the Loan (other than under a Loan Redraw Facility) and secured by the Mortgage securing the Loan.

          TRANSACTION DOCUMENT has the meaning given to it in the Master Trust
          Deed and includes this agreement and any document or agreement entered into or given under it (including Notes);

          TRANSACTION PARTY means:

          (a)  the Issuer; or

          (b)  the SF Manager.

     1.2  INTERPRETATION

          In this agreement, headings and boldings are for convenience only and do not affect the interpretation of this agreement and, unless the context otherwise requires:

          (a)  words importing the singular include the plural and vice versa;

          (b)  words importing a gender include any gender;

          (c)  other parts of speech and grammatical forms of a word or phrase defined in this agreement have a corresponding meaning;

          (d)  an expression importing a natural person includes any company, partnership, joint venture, association, corporation or other body corporate and any Governmental Agency;

          (e)  a reference to any thing (including, but not limited to, any right) includes a part of that thing;

          (f)  a reference to a part, clause, party, annexure, exhibit or schedule is a reference to a part and clause of, and a party, annexure, exhibit and schedule to, this agreement and a reference to this agreement includes any annexure, exhibit and schedule;

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          (g)  a reference to a statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations,
               ordinances or by-laws amending, consolidating or replacing it, and a reference to a statute includes all regulations,
               proclamations, ordinances and by-laws issued under that statute;

          (h)  a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

          (i)  a reference to liquidation includes appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding up, dissolution, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or a similar procedure or, where applicable, changes in the constitution of any partnership or person or death;

          (j)  a reference to a party to any document includes that party's successors and permitted assigns;

          (k)  a reference to an agreement other than this agreement includes an undertaking, deed, agreement or legally enforceable arrangement or understanding whether or not in writing;

          (l)  a reference to an asset includes all property of any nature, including, but not limited to, a business, and all rights, revenues and benefits;

          (m)  a reference to a document includes any agreement in writing, or any certificate, notice, instrument or other document of any kind;

          (n)  no provision of this agreement will be construed adversely to a party solely on the ground that the party was responsible for the preparation of this agreement or that provision;

          (o)  a reference to the drawing, accepting, endorsing or other dealing with or of a Bill refers to a drawing, accepting, endorsing or dealing within the meaning of the Bills of Exchange Act 1909;

          (p)  a reference to a body, other than a party to this agreement
               (including, without limitation, an institute, association or authority), whether statutory or not:

               (1)  which ceases to exist; or

               (2)  whose powers or functions are transferred to another body,

               is a reference to the body which replaces it or which
               substantially succeeds to its powers or functions; and

          (q)  the Issuer or the Note Holder will only be considered to have knowledge or awareness of, or notice of, a thing, or grounds to believe any thing, by virtue of the officers of the Issuer or the
               Note Holder having day to day responsibility for the
               administration of the Origination Fund or the Securitisation Fund
               (as the case may be) having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).
               In addition, notice, knowledge or awareness of an Event of
               Default means notice, knowledge or awareness of the occurrence of the events or

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               circumstances constituting an Event of Default and that those events or circumstances constitute an Event of Default.

     1.3  BUSINESS DAY

          Unless otherwise stipulated in this agreement, where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the succeeding Business Day.

     1.4  TRANSACTION DOCUMENT

          The parties agree that this agreement and any document or agreement entered into or given under it (including a Note) is a "Transaction
          Document" for the purposes of the Master Trust Deed.

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2    THE NOTES

     2.1  APPLICATION FOR AND ISSUE OF NOTES

          (a)  The SF Manager may direct that the Issuer issues a Note to the
               Note Holder by:

               (1)  directing a Note be issued from the Securitisation Fund;

               (2)  specifying the principal amount of the Note required;

               (3)  specifying the proposed date and time of issue of the Note;
                    and

               (4)  providing to the Note Holder and the OF Manager a Funding
                    Notice (and a copy to the Issuer) pursuant to clause 4.

          (b)  If the SF Manager has directed that the Issuer issues a Note in accordance with clause 2.1(a), the Note Holder must subscribe for the Note as directed by the SF Manager, and the Issuer must, on the terms of this agreement, issue the Note to the Note Holder in consideration for the principal amount provided that the OF
               Manager and Note Holder have complied with clause 5.1.

          (c)  The parties agree that the terms and conditions contained in this agreement, the Supplementary Bond Terms and the Security Trust
               Deed govern the issue and repayment of the Notes.

     2.2  ACKNOWLEDGMENT OF INDEBTEDNESS

          The Issuer acknowledges its indebtedness to the Note Holder in respect of each Note issued under this agreement.

     2.3  OBLIGATIONS UNDER NOTES

          (a)  The obligations of the Issuer under the Notes are constituted by, and specified in, this agreement and in the Conditions.

          (b)  Each Note is a separate debt of the Issuer.

          (c)  The entitlement of any person to a Note is determined by registration as a Note Holder of that Note.

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          (d)  The making of, or giving effect to, a manifest error in an inscription in the Register will not avoid the creation or transfer of a Note.

     2.4  OWNERSHIP OF NOTES

          (a)  A Note may be transferred by the Note Holder to any person in accordance with this agreement.

          (b)  The person whose name is registered as the Note Holder of a Note in the Register will be, and will be treated by the Issuer as, the absolute owner of the Note.

     2.5  REGISTER

          The Issuer must:

          (a)  establish and maintain the Register; (b) enter in the Register in respect of each Note:

               (1)  the principal amount and principal outstanding in respect of each Note;

               (2)  its date of issue and date of redemption and cancellation;
                    and

               (3)  the date on which any person becomes, or ceases to be, a
                    Note Holder.

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3    TOP-UP LOAN

     3.1  PURPOSE

          The Issuer must, and the SF Manager must cause the Issuer to, use the proceeds of a Funding Portion only to make Top-up Loans.

     3.2  SUSPENSION OF THE FACILITY

          (a)  The OF Manager may, as the OF Manager in its absolute discretion determines, suspend the Facility at any time and for any period of time after giving notice to the SF Manager and the Issuer.

          (b)  Nothing in clause 3.2(a) affects the obligations of the Note
               Holder to subscribe for Notes in respect of Top-up Loans approved by the OF Manager prior to giving notice in accordance with clause 3.2(a).

          (c)  The OF Manager may give notice at any time that it withdraws the suspension.

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4    FUNDING PROCEDURES

     4.1  DELIVERY OF FUNDING NOTICE

          If the SF Manager determines that the Issuer requires a Note to be issued, the SF Manager must deliver to the Note Holder and the OF
          Manager a Funding Notice in accordance with this clause 4.

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     4.2  REQUIREMENTS FOR A FUNDING NOTICE

          A Funding Notice:

          (a)  must be in writing in the form of, and specifying the matters set out in, schedule 1;

          (b)  must be received by the Note Holder and the OF Manager not later than 12 noon on the Business Day which is the Funding Date; and

          (c)  must be signed by an Officer of the SF Manager.

     4.3  COPY OF THE FUNDING NOTICE

          A copy of each Funding Notice must be provided to the Issuer at the same time it is given to the Note Holder and the OF Manager.

     4.4  IRREVOCABILITY OF FUNDING NOTICE

          The Note Holder and the OF Manager must not decline to provide the funding specified in a Funding Notice. Following the issue of the
          Funding Notice the Issuer is irrevocably committed to, and the SF
          Manager is irrevocably committed to cause the Issuer to, issue the relevant Note and to draw Funding Portions from the Note Holder in accordance with the Funding Notice given to the OF Manager and the
          Note Holder.

     4.5  NOTIFICATION OF FUNDING RATE

          (a)  After the OF Manager has determined the Base Rate for a Payment
               Period it must promptly notify the Issuer and SF Manager in writing of the Funding Rate for that Payment Period, specifying both the Base Rate and the Margin.

          (b)  In the absence of manifest error, each determination of the Base
               Rate by the OF Manager is conclusive evidence of that rate against the Issuer and the SF Manager.

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5    LOAN FACILITY

     5.1  PROVISION OF FUNDING PORTIONS

          If the SF Manager gives a Funding Notice in accordance with clause 4, then, subject to this agreement (including, without limitation, clause
          11), the Note Holder must, and the OF Manager must cause the Note
          Holder to, provide the relevant Funding Portion under the Facility as payment for the relevant Note in Same Day Funds in Dollars not later than 12 noon (Melbourne time) on the specified Funding Date and in accordance with that Funding Notice.

     5.2  REPAYMENT

          On each Payment Date and to the extent that during the Payment Period it has not done so, the Issuer must, and the SF Manager must cause the
          Issuer to:

          (a)  repay so much of the Principal Outstanding (to the extent that funds are available from the Securitisation Fund) as the Issuer is required to apply

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               from "Interest Collections" to "repayment of any principal due and payable under any Top-up Funding Facility" pursuant to clause
               6.1(n) of the Supplementary Bond Terms; and

          (b)  repay so much of the Principal Outstanding (to the extent that funds are available from the Securitisation Fund) (after the repayment in clause 5.2(a)) as the Issuer is required to apply from "Principal Collections" to repayment of "any Top-up
               Principal Outstanding under any Top-up Funding Facility" pursuant to clause 6.2(e) of the Supplementary Bond Terms.

     5.3  REPAYMENT OF OUTSTANDING MONEYS

          (a)  The Principal Outstanding under the Facility must be repaid by the Issuer to the Note Holder:

               (1)  in full on the Termination Date; and

               (2)  otherwise as specified in, or required under, the
                    Transaction Documents,

               and the SF Manager must cause the Issuer to do so.

          (b)  The Issuer must, and the SF Manager must cause the Issuer to, pay or repay the balance of the Outstanding Moneys in full to the
               Note Holder on the Termination Date or on such other date on which the Principal Outstanding is, or is required to be, repaid in full.

     5.4  INTEREST

          (a)  On each Payment Date, the Issuer must, and the SF Manager must cause the Issuer to, pay to the Note Holder interest (to the extent that funds are available from the Securitisation Fund) on the Principal Outstanding at the Funding Rate:

               (1)  in relation to any Funding Portion drawn during the current
                    Payment Period, for the period from and including the
                    relevant Funding Date to but excluding the Payment Date; and

               (2)  in relation to the remainder of the Principal Outstanding, for the Payment Period,

               to the extent to which the Issuer is required to apply from
               "Interest Collections" to "repayment of any interest due" under
               "any Top-up Funding Facility" pursuant to clause 6.1(d) of the
               Supplementary Bond Terms.

          (b)  If on any Payment Date, interest in respect of the relevant
               Payment Period is not paid on the whole amount of the Principal
               Outstanding:

               (1)  that unpaid interest shall accrue interest at the Overdue
                    Rate for the next Payment Period;

               (2)  that unpaid interest and interest accrued under paragraph
                    (1) shall become payable on the next Payment Date to the
                    extent to which (after payment of interest under clause
                    5.4(a)) the Issuer is required to apply from "Interest
                    Collections" to "repayment of interest due"

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                    under "any Top-up Funding Facility" pursuant to clause 6.1 of the Supplementary Bond Terms; and

               (3)  to the extent to which any unpaid interest (including any interest accrued under paragraph (1)) remains unpaid after that next Payment Date it will again be subject to
                    paragraphs (1) and (2) for each subsequent Payment Period
                    and Payment Date until it has been paid.

          (c)  Interest must be calculated in arrears on daily balances on the basis of a 365 day year and for the actual number of days elapsed during the relevant period.

     5.5  ORDER OF REPAYMENT

          (a)  In making repayments under clauses 5.2 and 5.3, the Issuer must, and the SF Manager must cause the Issuer to, apply the amount of the repayment to repay the Principal Outstanding under the Notes in order of the date of issue of the Notes so that the Notes issued earlier in time are repaid first.

          (b)  The Note Holder must, and the OF Manager must cause the Note
               Holder to, apply repayments in accordance with clause 6.3(a).

          (c)  The OF Manager must advise the Issuer and the SF Manager in writing of the Notes which have been wholly or partly repaid, the amount of the repayment and the Principal Outstanding under that
               Note.

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6    PAYMENTS

     6.1  MANNER OF PAYMENTS

          All payments to the Note Holder under the Material Documents must be made:

          (a)  in Same Day Funds;

          (b)  in Dollars; and

          (c)  not later than 11:00 am (Melbourne time) on the due date,

          to the account of the Note Holder specified by the OF Manager to the
          Issuer or in such other manner to an account of the Note Holder as the
          OF Manager directs from time to time.

     6.2  PAYMENTS ON A BUSINESS DAY

          If a payment is due on a day which is not a Business Day, the due date for that payment is the next Business Day and interest must be adjusted accordingly.

     6.3  APPROPRIATION OF PAYMENTS

          (a)  All payments made by the Issuer to the Note Holder under this agreement may be appropriated as between principal, interest and other amounts, as the OF Manager in its absolute discretion determines, or, failing any determination, in the following order:

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               (1)  first, towards reimbursement of all fees, costs, expenses, charges, damages and indemnity payments incurred or due and owing by the Transaction Parties under the Material
                    Documents;

               (2)  second, towards payment of interest due and payable under the Material Documents; and

               (3)  third, towards repayment of the Principal Outstanding.

          (b)  Any appropriation under clause 6.3(a) overrides any appropriation made by the Issuer.

     6.4  PAYMENTS IN GROSS

          All payments which a Transaction Party is required to make under any
          Material Document must be:

          (a)  without any set-off, counterclaim or condition; and

          (b)  without any deduction or withholding for any Tax or any other reason, unless, the Transaction Party is required to make a deduction or withholding by applicable law.

     6.5  TAXATION DEDUCTION PROCEDURES

          If a Transaction Party is required to make a deduction or withholding in respect of Tax from any payment to be made to the Note Holder under any Material Document, then:

          (a)  that Transaction Party has no obligation to indemnify the Note
               Holder against that tax; and

          (b)  that Transaction Party must, and in the case of the Issuer, the
               SF Manager must cause the Issuer to, use its best endeavours to obtain official receipts or other documentation from that
               Governmental Agency and within 2 Business Days after receipt the
               Issuer must, and the SF Manager must cause the Issuer to, deliver them to the Note Holder.

     6.6  AMOUNTS PAYABLE ON DEMAND

          If any amount payable by a Transaction Party under any Material
          Document is not expressed to be payable on a specified date that amount is payable by the Transaction Party on demand by the Note
          Holder or OF Manager.

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7    REPRESENTATIONS AND WARRANTIES

     7.1  BY THE ISSUER

          The Issuer hereby represents and warrants to the OF Manager and Note
          Holder that:

          (a)  (DUE INCORPORATION): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

          (b)  (CONSTITUTION): the execution delivery and performance of this agreement and any Note does not and will not violate its
               Constitution;

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          (c)  (CORPORATE POWER): it has the power and has taken all corporate and other action required to enter into this agreement and each
               Note and to authorise the execution and delivery of this
               agreement and each Note and the performance of its obligations thereunder;

          (d)  (FILINGS): it has filed all corporate notices and effected all registrations with the Australian Securities and Investments
               Commission or similar office in the jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate except;

               (1)  as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganisation, moratorium or trust or other similar laws affecting creditors' rights generally;
                    and

               (2)  that this representation and warranty does not apply to the filing of ASIC form 309 in relation to the creation of the
                    Charge (as defined in the Security Trust Deed);

          (e)  (LEGALLY BINDING OBLIGATION): this agreement and each Note constitutes or will constitute a valid, legally binding and enforceable obligation of it in accordance with its terms except as such enforceability may be limited by any applicable
               bankruptcy, insolvency, reorganisation, moratorium or trust laws or other similar laws affecting creditors' rights generally;

          (f)  (EXECUTION, DELIVERY AND PERFORMANCE): the execution, delivery and performance of this agreement and each Note by it does not violate any existing law or regulation or any document or
               agreement to which it is a party in either case in its capacity as trustee of the Securitisation Fund or which is binding upon it or any of its assets in its capacity as trustee of the
               Securitisation Fund;

          (g)  (AUTHORISATION): all consents, licences, approvals and authorisations of every Governmental Agency required to be obtained by it in connection with the execution and delivery of, and performance of its obligations under, this agreement and any
               Note have been obtained and are valid and subsisting;

          (h)  (SECURITISATION FUND VALIDLY CREATED): the Securitisation Fund
               has been validly created and is in existence at the date of this agreement;

          (i)  (SOLE TRUSTEE): it has been validly appointed as trustee of the
               Securitisation Fund and is presently the sole trustee of the
               Securitisation Fund;

          (j)  (MASTER TRUST DEED): the Securitisation Fund is constituted pursuant to the Master Trust Deed; and

          (k)  (NO PROCEEDINGS TO REMOVE): no notice has been given to it and to its knowledge no resolution has been passed or direction or notice has been given, removing it as trustee of the
               Securitisation Fund.

     7.2  BY THE SF MANAGER

          The SF Manager hereby represents and warrants to the OF Manager and
          Note Holder that:

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          (a)  (DUE INCORPORATION): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

          (b)  (CONSTITUTION): the execution, delivery and performance by it of this agreement and each Note does not and will not violate its
               Constitution;

          (c)  (CORPORATE POWER): the SF Manager has the power and has taken all corporate and other action required to enter into this agreement and each Note and to authorise the execution and delivery of this agreement and each Note and the performance of its obligations hereunder;

          (d)  (FILINGS): the SF Manager has filed all corporate notices and effected all registrations with the Australian Securities and
               Investments Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate;

          (e)  (LEGALLY BINDING OBLIGATION): this agreement and each Note constitutes or will constitute a valid, legally binding and enforceable obligation of the SF Manager in accordance with its terms except as such enforceability may be limited by any
               applicable bankruptcy, insolvency, re-organisation, moratorium or trust or other similar laws affecting creditors' rights
               generally;

          (f)  (EXECUTION, DELIVERY AND PERFORMANCE): the execution, delivery and performance of this agreement and each Note by the SF Manager does not violate any existing law or regulation or any document or agreement to which the SF Manager is a party or which is binding upon it or any of its assets; and

          (g)  (AUTHORISATION): all consents, licences, approvals and authorisations of every Government Agency required to be obtained by the SF Manager in connection with the execution, delivery and performance of this agreement and each Note have been obtained and are valid and subsisting.

     7.3  SURVIVAL AND REPETITION OF REPRESENTATIONS AND WARRANTIES

          The representations and warranties in, or given under, this agreement including, but not limited to, clauses 7.1 and 7.2:

          (a)  survive the execution of each Transaction Document; and

          (b)  are regarded as repeated on each Funding Date with respect to the facts and circumstances then subsisting.

     7.4  RELIANCE BY THE NOTE HOLDER AND OF MANAGER

          The Issuer and the SF Manager each acknowledge that the Note Holder and OF Manager have entered into each Transaction Document to which it is a party in reliance on the representations and warranties in, or given under, this agreement including, but not limited to, clauses 7.1 and 7.2.

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8    UNDERTAKINGS

     8.1  TERM OF UNDERTAKINGS

          Unless the OF Manager otherwise agrees in writing, until the
          Outstanding Moneys are fully and finally repaid the Issuer and the SF
          Manager must, at its own cost (but without prejudice to clause 11 in the case of the Issuer), comply with the undertakings in this clause
          8.

     8.2  COMPLIANCE WITH COVENANTS

          The Issuer must and the SF Manager must ensure that the Issuer does comply with all of its covenants and obligations under the Security
          Trust Deed and Supplementary Bond Terms.

     8.3  NOTIFY EVENTS OF DEFAULT

          On and from the Termination Date, each of the SF Manager and the
          Issuer must immediately notify all the other parties to this agreement in writing if it becomes actually aware of the occurrence of any Event of Default and must provide full and complete details in relation thereto immediately upon becoming actually aware of such details.

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9    EVENTS OF DEFAULT

     9.1  EFFECT OF EVENT OF DEFAULT

          (a)  Upon or at any time after the occurrence of an Event of Default the Note Holder or the OF Manager may by notice to the Issuer and the SF Manager declare that the Outstanding Moneys are
               immediately due and payable.

          (b)  The Issuer must and the SF Manager must cause the Issuer to upon receipt of a notice under clause 9.1(a) immediately repay in full the Outstanding Moneys to the Note Holder.

     9.2  ISSUER TO CONTINUE TO PERFORM

          (a)  If the Note Holder or OF Manager makes any declaration under clause 9.1:

               (1)  the declaration does not affect or diminish the duties and obligations of the Issuer or the SF Manager under the
                    Transaction Documents; and

               (2)  each of the Issuer and the SF Manager must continue to perform its obligations under the Transaction Documents as if the declaration had not been made, subject to any
                    directions that may be given by the Note Holder or the OF
                    Manager from time to time under any Transaction Document.

          (b)  Clause 9.2(a) does not affect the obligations of the Issuer or the SF Manager under clause 9.1.

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     9.3  ENFORCEMENT

          (a)  The Material Documents may be enforced without notice to or consent by the Issuer or SF Manager or any other person even if the Note Holder accepts any part of the Outstanding Moneys after an Event of Default or there has been any other Event of Default.

          (b)  Neither the Note Holder nor the OF Manager is liable to any
               Transaction Party for any loss or damage a Transaction Party may suffer, incur or be liable for arising out of or in connection with the Note Holder or OF Manager exercising any Power under any
               Material Document.

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10   INCREASED COSTS, ILLEGALITY AND YIELD PROTECTION

     10.1 INCREASED COSTS

          If the OF Manager determines that the Note Holder is affected by any future, or any change in any present or future, law, regulation, order, treaty, official directive or request (with which, if not having the force of law, compliance is in accordance with the practice of responsible bankers and financial institutions in the jurisdiction concerned) including, but not limited to in respect of:

          (a)  any reserve, liquidity, capital adequacy, capital allocation, special deposit or similar requirement; or

          (b)  Tax (other than Excluded Tax in respect of the Securitisation
               Fund) on or in respect of payments made or to be made to the Note
               Holder under a Material Document,

          or a present or future interpretation or administration of any of them by a Governmental Agency, and that, as a result:

          (c)  the effective cost to the Note Holder of making, funding or maintaining the Facility or the Principal Outstanding or
               performing any of its obligations under or in respect of the
               Material Documents is in any way directly or indirectly
               increased; or

          (d)  any amount paid or payable to, or received or receivable by, the
               Note Holder or the effective return to the Note Holder under the
               Material Documents is in any way directly reduced; or

          (e)  the Note Holder is required to make any payment or forego any interest or other return on or calculated by reference to:

               (1)  any sum received or receivable by it under or in respect of the Material Documents in an amount which the OF Manager
                    considers material; or

               (2)  any capital or other amount which is or becomes directly or indirectly allocated by the Note Holder to the Principal
                    Outstanding in an amount which the OF Manager considers
                    material; or

          (f)  the Note Holder is restricted in its capacity to enter into, or is prevented from entering into, any other transaction with any consequence referred to in clause 10.1(c), (d) or (e) or with any other cost or loss of return to the Note Holder,

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          then, and in each such case:

          (g)  when it becomes aware of the relevant result and has calculated or otherwise determined the relevant effects the Note Holder must and the OF Manager must cause the Note Holder to promptly notify each Transaction Party of such event; and

          (h)  the Issuer and the SF Manager have no obligation to pay any amount to compensate the Note Holder for such increased cost, reduction, payment or foregone interest or other loss of return.

     10.2 ILLEGALITY

          If any event occurs (including, but not limited to, any change in, or the introduction, implementation, operation or taking effect of, any law, regulation, treaty, order or official directive, or in their interpretation or application by any Governmental Agency) which makes it unlawful, or impracticable for the Note Holder to make, fund or maintain the Principal Outstanding or for the Note Holder or OF
          Manager to perform its obligations under any Material Documents then:

          (a)  the obligations of the Note Holder and the OF Manager under the
               Material Documents are immediately suspended for the duration of such illegality or other effect; and

          (b)  the Note Holder and the OF Manager may, by notice to the Issuer terminate its obligations under the Material Documents; and

          (c)  if required by the applicable event, or its effect, or if necessary to prevent or remedy a breach or to comply with any applicable law, regulation, treaty, order or official directive the Issuer must and the SF Manager must cause it to immediately prepay to the Note Holder the Outstanding Moneys of it in full or, if in the OF Manager's opinion delay in prepayment does not compound such breach or affect such compliance, at the end of at least the longer of 30 days and the period ending on the next occurring Payment Date (or such lesser period if the applicable law, regulation, treaty, order or official directive requires)
               upon prior notice to that effect from the OF Manager.

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11   TRUSTEE LIMITATION OF LIABILITY PROTECTION

     11.1 LIMITATION OF LIABILITY - ISSUER

          (a)  Clause 26 of the Master Trust Deed applies to the obligations and liabilities of the Issuer and SF Manager under this agreement.

          (b)  The Issuer enters into this agreement in its capacity as trustee of the Securitisation Fund and in no other capacity (except where the Transaction Documents provide otherwise). Subject to clause
               11.1(d) below, a liability of the Issuer arising under or in connection with this agreement or the Securitisation Fund is limited to and can be enforced against the Issuer only to the extent to which it can be satisfied out of the assets and
               property of the Securitisation Fund which are available to satisfy the right of the Issuer to be exonerated or indemnified for the liability. This limitation of the Issuer's liability applies despite any other provision of this agreement

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               and extends to all liabilities and obligations of the Issuer in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement or the Securitisation Fund.

          (c)  Subject to clause 11.1(d) below, no person (including any
               Relevant Party) may take action against the Issuer in any
               capacity other than as trustee of the Securitisation Fund or seek the appointment of a receiver (except under the Security Trust
               Deed), or a liquidator, an administrator or any similar person to the Issuer or prove in any liquidation, administration or
               arrangement of or affecting the Issuer (except in relation to the assets of the Securitisation Fund).

          (d)  The provisions of this clause 11.1 shall not apply to any obligation or liability of the Issuer to the extent that it is not satisfied because under a Transaction Document or by
               operation of law there is a reduction in the extent of the
               Issuer's indemnification or exoneration out of the assets of the
               Securitisation Fund, as a result of the Issuer's fraud,
               negligence or wilful default.

          (e)  It is acknowledged that the Relevant Parties are responsible under this agreement or the other Transaction Documents for performing a variety of obligations relating to the
               Securitisation Fund. No act or omission of the Issuer (including any related failure to satisfy its obligations under this
               agreement) will be considered fraud, negligence or wilful default of the Issuer for the purposes of clause 11.1(d) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person who has been delegated or appointed by the Issuer in accordance with the
               Transaction Documents to fulfil its obligations relating to the
               Securitisation Fund or by any other act or omission of a Relevant
               Party or any other person.

          (f)  No attorney, agent, receiver or receiver and manager appointed in accordance with this agreement or any other Transaction Document has authority to act on behalf of the Issuer in a way which exposes the Issuer to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Issuer for the purposes of clause
               11.1(d) above.

          (g)  In this clause 11.1 Relevant Parties means any party to a
               Transaction Document other than the Issuer.

          (h)  The Issuer is not obliged to do or refrain from doing anything under this agreement (including incur any liability) unless the
               Issuer's liability is limited in the same manner as set out in paragraph (b) to (d) of this clause 11.1.

     11.2 LIMITATION OF LIABILITY - NOTE HOLDER

          (a)  Clause 26 of the Master Trust Deed applies to the obligations and liabilities of the Note Holder and OF Manager under this
               agreement.

          (b)  The Note Holder enters into this agreement only in its capacity as trustee of the Origination Fund and no other capacity. A liability of the Note Holder arising under or in connection with this agreement is limited to and

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               can be enforced against the Note Holder only to the extent to which it can be satisfied out of property of the Origination Fund out of which the Note Holder is actually indemnified for the liability. This limitation of the Note Holder's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of the Note Holder in any way
               connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement.

          (c)  The parties other than the Note Holder may not take action against the Note Holder in any capacity other than as trustee of the Origination Fund or seek the appointment of a receiver
               (except in relation to property of the Origination Fund), a liquidator, an administrator or any similar person to the Note
               Holder or prove in any liquidation, administration or arrangement of or affecting the Note Holder (except in relation to property of the Origination Fund).

          (d)  The provisions of this clause 11.2 shall not apply to any obligation or liability of the Note Holder to the extent that it is not satisfied because under the Master Trust Deed establishing the Origination Fund or by operation of law there is a reduction in the extent of the Note Holder's indemnification out of the assets of the Origination Fund, as a result of the Note Holder's fraud, negligence or wilful default.

          (e)  It is acknowledged that the OF Manager is responsible under the
               Master Trust Deed establishing the Origination Fund for
               performing a variety of obligations relating to the Origination
               Fund, including under this agreement. No act or omission of the
               Note Holder (including any related failure to satisfy its
               obligations or breach of representation or warranty under this agreement) will be considered fraud, negligence or wilful default of the Note Holder for the purposes of paragraph (d) of this clause 11.2 to the extent to which the act or omission was caused or contributed to by any failure by the OF Manager or any other person to fulfil its obligations relating to the Origination Fund or by any other act or omission of the OF Manager or any other person.

          (f)  No attorney, agent, receiver or receiver and manager appointed in accordance with this agreement has authority to act on behalf of the Note Holder in a way which exposes the Note Holder to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Note
               Holder for the purposes of paragraph (d) of this clause 11.2.

          (g)  The Note Holder is not obliged to do or refrain from doing anything under this agreement (including incur any liability)
               unless the Note Holder's liability is limited in the same manner as set out in paragraph (b) to (d) of this clause 11.2.

     11.3 WILFUL DEFAULT OF THE ISSUER AND THE NOTE HOLDER

          For the purposes of this agreement the expression "wilful default":

          (a)  in relation to the Issuer and the Note Holder, means a wilful default of this agreement by the Issuer or the Note Holder, as the case may be,

               (1)  other than a default which:

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                    (A)  arises out of a breach of a Transaction Document by a person other than the Issuer or the Note Holder or any
                         person referred to in paragraph (b) of this clause in
                         relation to the Issuer or the Note Holder;

                    (B)  arises because some other act or omission is a
                         precondition to the relevant act or omission of the
                         Issuer or the Note Holder, and that other act or
                         omission does not occur;

                    (C)  is in accordance with a lawful court order or direction or is required by law; or

                    (D)  is in accordance with an instruction or direction given to it by any person in circumstances where that person
                         is authorised to do so by any Transaction Document; and

               (2)  in circumstances where had it not committed that default it would have been entitled to recoupment, reimbursement or a right of indemnity for its costs and expenses (if any) in
                    complying with this agreement from the Fund.

          (b)  A reference to the "fraud", "negligence" or "wilful default" of the Issuer or the Note Holder means the fraud, negligence or wilful default of the Issuer or the Note Holder, as the case may be, and of the officers or employees but not the agents or delegates of the Issuer or the Note Holder, unless the Issuer or the Note Holder is liable for the acts or omissions of such other person under the terms of this agreement.

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12   INDEMNITIES

     12.1 GENERAL INDEMNITY

          (a)  Subject to clause 11.1 the Issuer, to the extent it is permitted or contemplated under the terms of the Trust Deed, indemnifies on a full indemnity basis (including legal costs and expenses charged at the usual commercial rates of the relevant legal services provider) and out of the property of the Securitisation
               Fund the Note Holder and OF Manager against any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment which the Note Holder or OF Manager, as the case may be, or an Attorney of the Note Holder or OF Manager pays, suffers, incurs or is liable for, in respect of any of the following:

               (1)  a Funding Portion required by a Funding Notice, not being made for any reason but excluding any default by the Note
                    Holder or OF Manager, as the case may be;

               (2)  the occurrence of any Default or Event of Default;

               (3)  the Note Holder or OF Manager, as the case may be,
                    exercising its Powers consequent upon or arising out of the occurrence of any Event of Default.

          (b)  Without limitation to the indemnity contained in clause 12.1(a), that indemnity includes the amount determined by the Note Holder or OF Manager, as the case may be, as being incurred by reason of the

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               liquidation or re-employment of deposits or other funds acquired or contracted for by the Note Holder or OF Manager, as the case may be to fund or maintain the Principal Outstanding or the relevant Funding Portion and includes, but is not limited to, loss of margin.

     12.2 CONTINUING INDEMNITIES AND EVIDENCE OF LOSS

          (a)  Each indemnity of the Issuer contained in this agreement is a continuing obligation of the Issuer, despite:

               (1)  any settlement of account; or

               (2)  the occurrence of any other thing,

               and remains in full force and effect until:

               (3)  all moneys owing, contingently or otherwise, under any of the Material Documents have been paid in full;

               (4)  the Outstanding Moneys are fully and finally repaid.

          (b)  Each indemnity of the Issuer contained in this agreement is an additional, separate and independent obligation of the Issuer and no one indemnity limits the generality of any other indemnity.

          (c)  Each indemnity of the Issuer contained in this agreement survives the termination of any Transaction Document.

          (d)  A certificate under the hand of an Officer of the OF Manager detailing the amount of any damage, loss, liability, cost, charge, expense, outgoing or payment covered by any indemnity in this agreement is sufficient evidence unless the contrary is proved.

     12.3 FUNDS AVAILABLE FOR INDEMNITY

          The obligations of the Issuer under this clause 12 shall be payable solely to the extent that funds are available from time to time for that purpose under clause 6 of the Supplementary Bond Terms.

     12.4 NEGLIGENCE, WILFUL DEFAULT OR BREACH OF LAW

          The indemnities in this clause 12 do not extend to any liability, loss, cost, charge or expense that is finally and judicially determined to result from any negligence, wilful default or breach of law by the other parties to this agreement.

     12.5 NOTIFICATION FROM NOTE HOLDER OR OF MANAGER

          If the Note Holder or the OF Manager receives written notice of any act, matter or thing which may give rise to a liability, loss, cost, charge or expense in relation to which the Issuer would be required to indemnify it under this clause 12, the Note Holder or the OF Manager
          (as the case may be) will notify the Issuer of that act, matter or thing giving such details as it is practicable to give as soon as it is reasonably practicable and in any event within 5 Business Days of it coming to its attention, provided that failure to do so will not result in any loss or reduction in the indemnity contained in this clause 12 unless the Issuer has been prejudiced in any material respect by such failure.

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13   TAX, COSTS AND EXPENSES

     13.1 TAX

          (a)  The Issuer must and the SF Manager must cause the Issuer to pay any Tax, other than an Excluded Tax in respect of the
               Securitisation Fund, in respect of the execution, delivery, performance, release, discharge, amendment, enforcement or attempted enforcement or otherwise in respect of any of the following:

               (1)  any Material Document;

               (2)  any agreement or document entered into or signed under any
                    Material Document; and

               (3)  any transaction contemplated under any Material Document or any agreement or document described in clause 13.1(a)(2).

          (b)  The Issuer must and the SF Manager must cause the Issuer to pay any fine, penalty or other cost in respect of a failure to pay any Tax described in clause 13.1(a) except to the extent that the fine, penalty or other cost is caused by the Note Holder's failure to lodge money received from the Issuer before the due date for lodgement.

          (c)  The Issuer indemnifies out of the property of the Securitisation
               Fund the Note Holder against any amount payable under clause
               13.1(a) or 13.1(b) or both.

     13.2 COSTS AND EXPENSES

          The Issuer must and the SF Manager must cause the Issuer to pay all costs and expenses of the Note Holder and the OF Manager and any employee, Officer, agent or contractor of the Note Holder and the OF
          Manager in relation to:

          (a)  the negotiation, preparation, execution, delivery, stamping, registration, completion, variation and discharge of any Material
               Document or any agreement or document described in clause
               13.1(a);

          (b)  the enforcement, protection or waiver, or attempted enforcement or protection, of any rights under any Material Document or any agreement or document described in clause 13.1(a),

          (c)  the consent or approval of the Note Holder or OF Manager given under any Material Document or any agreement or document
               described in clause 13.1(a); and

          (d)  any enquiry by any Governmental Agency involving a Transaction
               Party,

          including, but not limited to, any administration costs of the Note
          Holder or the OF Manager, as the case may be, in connection with the matters referred to in clause 13.2(b) and (d) and any legal costs and expenses (charged at the usual commercial rates of the relevant legal services provider) and any professional consultant's fees for any of the above on a full indemnity basis.

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     13.3 GOODS AND SERVICES TAX

          (a)  Subject to clause 13.3(b), all amounts referred to in this agreement which are relevant in determining a payment to be made by one party to another are exclusive of GST unless specifically indicated otherwise.

          (b)  If a party to this agreement is entitled to be indemnified or reimbursed for any cost or expense incurred by that party, then the indemnity or reimbursement will be calculated by reference to the GST-exclusive amount of that cost or expense, increased by an amount equal to that part of the cost or expense for which the party or its representative member is not entitled to an input tax credit but would be entitled if that entity was entitled to a full input tax credit. For the avoidance of doubt, the amount calculated under this clause 13.3(b) is a GST-exclusive amount.

          (c)  If GST is levied or imposed on or in respect of any supply made under or in connection with this agreement for which the
               consideration is a monetary payment, then the consideration provided for that supply is increased by an amount equal to the consideration multiplied by the rate at which that GST is levied or imposed. This additional amount is payable to the party with the liability to remit GST in the manner and at the time when the consideration to which it relates is payable.

          (d)  The recipient of any consideration for a taxable supply (whether in money or otherwise) must provide to the other party a GST tax invoice (or any other thing required under any legislation concerned with GST) in the form required by the A New Tax System
               (Goods and Services Tax) Act 1999 or that other legislation.

          (e)  Where an "adjustment event", as defined in the A New Tax System
               (Goods and Services Tax) Act 1999 occurs under this Agreement, the parties shall do all things necessary to ensure that the adjustment event may be appropriately recognised, including the issue of an "adjustment note", as that term is defined in that
               Act.

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14   INTEREST ON OVERDUE AMOUNTS

     14.1 PAYMENT OF INTEREST

          The Issuer must and the SF Manager must cause the Issuer to pay interest on:

          (a)  any of the Outstanding Moneys due and payable, but unpaid; and

          (b)  on any interest payable but unpaid in accordance with clause 5.

     14.2 ACCRUAL OF INTEREST

          The interest payable under this clause 14:

          (a)  accrues from day to day from and including the due date for payment up to the actual date of payment, before and, as an additional and independent obligation, after any judgment or other thing into which the liability to pay the Outstanding
               Moneys becomes merged; and

          (b)  may be capitalised by the Note Holder on any Payment Date.

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     14.3 RATE OF INTEREST

          The rate of interest payable under this clause 14 on any part of the
          Outstanding Moneys is the higher of:

          (a)  the Overdue Rate; and

          (b)  the rate fixed or payable under a judgment or other thing referred to in clause 14.2(a).

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15   ASSIGNMENT

     15.1 ASSIGNMENT BY TRANSACTION PARTY

          A Transaction Party must not transfer or assign any of its rights or obligations under any Material Document without the prior written consent of the OF Manager, the Note Holder and each Designated Rating
          Agency.

     15.2 ASSIGNMENT BY NOTE HOLDER AND OF MANAGER

          Neither the Note Holder nor the OF Manager may assign any of its rights or transfer by novation any of its rights and obligations under this agreement without the prior written consent of the other parties.
          Any such assignment must contain an acknowledgement that the assignee is bound by the provisions of this agreement

     15.3 ASSIST TRANSFER OR ASSIGNMENT

          At the request of the Note Holder or OF Manager, the Issuer and the SF
          Manager must do any thing including, but not limited to, executing any documents or amending any Material Document, to effect any transfer or assignment under this clause 15.

     15.4 PARTICIPATION PERMITTED

          The Note Holder and OF Manager may grant by way of sub-participation
          (being a right to share in the financial effects of this agreement, without any rights against the Issuer) all or part of the Note
          Holder's or OF Manager's, as the case may be, rights and benefits under this agreement to any other person without having to obtain the consent of or to notify the Issuer or the SF Manager.

     15.5 LENDING OFFICE

          (a)  The Note Holder may change its Lending Office at any time.

          (b)  The Note Holder must promptly notify the Issuer and the SF
               Manager of any such change.

     15.6 DISCLOSURE

          Any party may disclose to a proposed assignee, transferee or sub-participant any information relating to any other party or the
          Transaction Documents whether or not confidential and whether or not the disclosure would be in breach of any law or of any duty owed to that other party.

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     15.7 NO INCREASE IN COSTS

          If the Note Holder or OF Manager assigns or transfers any of its rights or obligations under any Material Document or changes its
          Lending Office the Issuer is not required to pay any net increase in the aggregate amount of costs, Taxes, fees or charges which:

          (a)  are a direct consequence of the transfer or assignment or change of Lending Office; and

          (b)  the Note Holder or OF Manager as the case may be, or its transferee or assignee was aware of or ought reasonably to have been aware of, at the time of the transfer or assignment or change of Lending Office.

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16   GENERAL

     16.1 CONFIDENTIAL INFORMATION

          The Note Holder and OF Manager may, for the purpose of exercising any
          Power, disclose to any person any documents or records of, or information about, any Transaction Document, or the assets, business or affairs of any Transaction Party, whether or not confidential and whether or not the disclosure would be in breach of any law or of any duty owed to any Transaction Party.

     16.2 PERFORMANCE BY NOTE HOLDER OF OBLIGATIONS

          If a Transaction Party defaults in fully and punctually performing any obligation contained or implied in any Transaction Document, the Note
          Holder and OF Manager may, without prejudice to any Power do all things necessary or desirable, in the opinion of the Note Holder or OF
          Manager, as the case may be, to make good or attempt to make good that default to the satisfaction of the Note Holder or OF Manager, as the case may be.

     16.3 TRANSACTION PARTY TO BEAR COST

          Without prejudice to clause 11, any thing which must be done by a
          Transaction Party under any Material Document, whether or not at the request of the Note Holder or OF Manager, must be done at the cost of the Transaction Party.

     16.4 NOTICES

          (a)  Any notice or other communication including, but not limited to, any request, demand, consent or approval, to or by a party to any
               Material Document:

               (1)  must be in legible writing and in English addressed as shown below (or if sent by facsimile, to the facsimile numbers
                    below) and marked to the attention of the following:

                    (A)  if to the Note Holder:

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                      Top-Up Funding Facility Agreement - SMHL Global Fund No. 7

                         Address:         Level 7
                                          9 Castlereagh  Street
                                          Sydney, NSW, 2000

                         Attention:       Head of Securitisation / Manager -
                                          Securitisation

                         Facsimile:       (02) 9221 7870; and

                    (B)  if to the Issuer:

                         Address:         Level 7
                                          9 Castlereagh Street
                                          Sydney, NSW, 2000

                         Attention:       Head of Securitisation / Manager -
                                          Securitisation

                         Facsimile:       (02) 9221 7870

                    (C)  if to the SF Manager:

                         Address:         Level 23,
                                          360 Collins Street,
                                          Melbourne, Victoria 3000

                         Attention:       Manager - Capital Markets

                         Facsimile:       (03) 9605 6200; and

                    (D)  if to the OF Manager:

                         Address:         Level 23,
                                          360 Collins Street,
                                          Melbourne, Victoria 3000

                         Attention:       Manager - Capital Markets

                         Facsimile:       (03) 9605 6200;

                    or as specified to the sender by any party by notice;

               (2)  where the sender is a company, must be signed by an Officer or under the common seal of the sender;

               (3)  is regarded as being given by the sender and received by the addressee:

                    (A)  if by delivery in person, when delivered to the
                         addressee;

                    (B)  if by post, on delivery to the addressee; or

                    (C)  if by facsimile transmission, as long as it is legibly received, when transmitted to the addressee,

                    but if the delivery or receipt is on a day which is not a
                    Business Day or is after 4.00 pm (addressee's time) it is
                    regarded as received at 9.00 am on the following Business
                    Day;

               (4)  can be relied upon by the addressee and the addressee is not liable to any other person for any consequences of that
                    reliance if the addressee believes it to be genuine, correct and authorised by the sender; and

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                      Top-Up Funding Facility Agreement - SMHL Global Fund No. 7

               (5)  if to the Note Holder must be copied to the OF Manager and if to the Issuer must be copied to the SF Manager.

          (b)  A facsimile transmission is regarded as legible unless the addressee telephones the sender within 2 hours after the
               transmission is received or regarded as received under clause
               16.4(a)(3) and informs the sender that it is not legible.

          (c)  In this clause 16.4, a reference to an addressee includes a reference to an addressee's Officers, agents or employees.

     16.5 GOVERNING LAW AND JURISDICTION

          (a)  This agreement is governed by the laws of New South Wales.

          (b)  The parties irrevocably submit to the non-exclusive jurisdiction of the courts of New South Wales.

     16.6 PROHIBITION AND ENFORCEABILITY

          (a)  Any provision of, or the application of any provision of, any
               Material Document or any Power which is prohibited in any
               jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

          (b)  Any provision of, or the application of any provision of, any
               Material Document which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or
               enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.

     16.7 WAIVERS

          (a)  Waiver of any right arising from a breach of this agreement or of any Power arising upon default under this agreement or upon the occurrence of an Event of Default must be in writing and signed by the party granting the waiver.

          (b)  A failure or delay in exercise, or partial exercise, of:

               (1)  a right arising from a breach of this agreement or the occurrence of an Event of Default; or

               (2)  a Power created or arising upon default under this agreement or upon the occurrence of an Event of Default,

               does not result in a waiver of that right or Power.

          (c)  A party is not entitled to rely on a delay in the exercise or non-exercise of a right or Power arising from a breach of this agreement or on a default under this agreement or on the
               occurrence of an Event of Default as constituting a waiver of that right or Power.

          (d)  A party may not rely on any conduct of another party as a defence to exercise of a right or Power by that other party.

          (e)  This clause may not itself be waived except by writing.

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     16.8 VARIATION

          A variation of any term of this agreement must be in writing and signed by the parties.

     16.9 CUMULATIVE RIGHTS

          The Powers are cumulative and do not exclude any other right, power, authority, discretion or remedy of the Note Holder or OF Manager.

     16.10 ATTORNEYS

          Each of the Attorneys executing this agreement states that the
          Attorney has no notice of the revocation of the power of attorney appointing that Attorney.

     16.11 BINDING OBLIGATIONS

          Each party to this agreement acknowledges that the obligations expressed in this agreement are binding upon it.

     16.12 WINDING UP OF SECURITISATION FUND

          Prior to the Termination date, neither the Note Holder nor the OF
          Manager may seek to terminate or wind up the Securitisation Fund as a consequence of any breach of this agreement or any Note by the Issuer or the SF Manager.

     16.13 TERMINATION CLAUSE

          This agreement can only be terminated on or after the Termination
          Date.

     16.14 COUNTERPARTS

          (a)  This agreement may be executed in any number of counterparts.

          (b)  All counterparts, taken together, constitute 1 instrument.

          (c)  A party may execute this agreement by signing any counterpart.

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SCHEDULE 1 - FUNDING NOTICE (CLAUSE 4.2)

TO:      PERPETUAL TRUSTEES AUSTRALIA LIMITED
         in its capacity as trustee of the Superannuation Members' Home Loans
         Origination Fund No. 3
         (NOTE HOLDER)

         Attention:        Head of Securitisation/Manager - Securitisation

AND:     ME PORTFOLIO MANAGEMENT LIMITED
         in its capacity as manager of the Superannuation Members' Home Loans
         Origination Fund No. 3
         (OF MANAGER)

         Attention:        Manager - Capital Markets

--------------------------------------------------------------------------------

We refer to the Top-up Funding Facility Agreement dated [INSERT DATE]
(AGREEMENT). Pursuant to clause 4 of the Agreement:

(a)  We give you notice that we require the Issuer to issue to the Note Holder a
     Note from SMHL Global Fund No. 7 on ............... (FUNDING DATE) at [#];

(b)  The aggregate principal amount of the Note is: $........;

(c)  We request that the proceeds be remitted to account number ........... at
     ................... /[INSERT ALTERNATIVE INSTRUCTIONS]

Expressions defined in the Agreement have the same meaning when used in this
Funding Notice.

DATED:         [INSERT DATE]

SIGNED for and on behalf of
ME PORTFOLIO MANAGEMENT LIMITED

------------------------------------------------
Officer's signature

------------------------------------------------
Name (please print)

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SCHEDULE 2 - CONDITIONS

                Top-up Funding Facility - SMHL Global Fund No. 7

                      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                              (ABN 86 000 431 827)
            IN ITS CAPACITY AS TRUSTEE OF THE SMHL GLOBAL FUND NO. 7

                 of Level 7, 39 Hunter Street, Sydney, NSW, 2000

                                    (ISSUER)

whose office for the purposes of payment is at Level 7, 9 Castlereagh Street,
Sydney, New South Wales or such other address as the Issuer may notify to the
Note Holder from time to time.

------------------------------------------------------------------------

1    NOTE

(a)  This Note certificate is issued as part of the Notes known as the SMHL
     Global Fund No. 7. The terms and conditions of the issue of this Note and repayment are constituted by this Note and the Top-up Funding Facility
     Agreement for the Issue and Repayment of Notes - SMHL Global Fund No. 7
     dated [#] 2004 between the Issuer, the Note Holder, ME Portfolio Management
     Limited (ABN 79 005 964 134) of Level 23, 360 Collins Street, Melbourne,
     Victoria in its capacity as manager of the Securitisation Fund (SF MANAGER)
     and ME Portfolio Management Limited (ABN 79 005 964 134) of Level 23, 360
     Collins Street, Melbourne, Victoria in its capacity as manager of the
     Origination Fund (OF MANAGER) (AGREEMENT). Terms defined in the Agreement have the same meaning when used in these Conditions.

(b)  Subject to clause 3, the Issuer promises to repay the Note Holder in accordance with the Agreement.

(c)  This Note may only be assigned or transferred with the prior written consent of the Issuer and subject to and in accordance with the Agreement.

2    DERIVATION OF PAYMENT

     The parties acknowledge that the payments to be made by the Issuer under this Note are derived by it from the receipts from a "mortgage" or "pool of mortgages", as those terms are defined in section 3 of the Duties Act 2000
     (Vic).

3    EXTENT OF LIABILITY OF ISSUER

(d)  Clause 26 of the Master Trust Deed applies to the obligations and liabilities of the Issuer and SF Manager under this Note.

(e)  The Issuer issues this Note in its capacity as trustee of the
     Securitisation Fund and no other capacity (except where the Transaction
     Documents provide otherwise). Subject to

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     paragraph (d) below, a liability of the Issuer arising under or in connection with this Note or the Agreement or the Securitisation Fund is limited to and can be enforced against the Issuer only to the extent to which it can be satisfied out of the assets and property of the
     Securitisation Fund which are available to satisfy the right of the Trustee to be exonerated or indemnified for the liability. This limitation of the
     Issuer's liability applies despite any other provision of this Note or the
     Agreement and extends to all liabilities and obligations of the Issuer in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Note or the Agreement or the
     Securitisation Fund.

(f)  Subject to paragraph (d) below, no person (including any Relevant Party)
     may take action against the Issuer in any capacity other than as trustee of the Securitisation Fund or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Issuer or prove in any liquidation, administration or arrangement of or affecting the Issuer except in relation to the assets of the Securitisation Fund.

(g)  The provisions of this clause 3 shall not apply to any obligation or liability of the Issuer to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Issuer's indemnification or exoneration out of the assets of the Securitisation Fund Issuer, as a result of the Issuer's fraud, negligence or wilful default.

(h)  It is acknowledged that the Relevant Parties are responsible under this
     Note, the Agreement or the other Transaction Documents for performing a variety of obligations relating to the Securitisation Fund. No act or omission of the Issuer (including any related failure to satisfy its obligations under this Note or the Agreement) will be considered fraud, negligence or wilful default of the Issuer for the purposes of paragraph
     (d) of this clause 3 above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person who has been delegated or appointed by the Issuer in accordance with the Transaction Documents to fulfil its obligations relating to the
     Securitisation Fund or by any other act or omission of a Relevant Party or any other person.

(i)  No attorney, agent, receiver or receiver and manager appointed in accordance with this Note or the Agreement or any Transaction Document has authority to act on behalf of the Issuer in a way which exposes the Issuer to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Issuer for the purposes of paragraph (d) of this clause 3.

(j)  In this clause 3 Relevant Parties means any party to a Transaction Document other than the Issuer.

(k)  The Issuer is not obliged to do or refrain from doing anything under this
     Note or the Agreement (including incur any liability) unless the Issuer's liability is limited in the same manner as set out in paragraphs (b) to (d)
     of this clause 3.

4    EXTENT OF LIABILITY OF NOTE HOLDER

(a)  Clause 26 of the Master Trust Deed applies to the obligations and liabilities of the Note Holder and OF Manager under this agreement.

(b)  The Note Holder issues this Note only in its capacity as trustee of the
     Origination Fund and no other capacity. A liability arising under or in connection with this Note or the Agreement is limited to and can be enforced against the Note Holder only to the extent to which it can be satisfied out of property of the Origination Fund out of which the Note
     Holder is actually indemnified for the liability. This limitation of the
     Note Holder's

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                      Top-Up Funding Facility Agreement - SMHL Global Fund No. 7

     liability applies despite any other provision of this Note or the Agreement and extends to all liabilities and obligations of the Note Holder in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Note or the Agreement.

(c)  The parties other than the Note Holder may not take action against the Note
     Holder in any capacity other than as trustee of the Origination Fund or seek the appointment of a receiver (except in relation to property of the
     Origination Fund), a liquidator, an administrator or any similar person to the Note Holder or prove in any liquidation, administration or arrangement of or affecting the Note Holder (except in relation to property of the
     Origination Fund).

(d)  The provisions of this clause 4 shall not apply to any obligation or liability of the Note Holder to the extent that it is not satisfied because under the trust deed establishing the Origination Fund or by operation of law there is a reduction in the extent of the Note Holder's indemnification out of the assets of the Origination Fund, as a result of the Note Holder's fraud, negligence or wilful default.

(e)  It is acknowledged that the OF Manager is responsible under the trust deed establishing the Origination Fund for performing a variety of obligations relating to the Origination Fund, including under this Note and the
     Agreement. No act or omission of the Note Holder (including any related failure to satisfy its obligations or breach of representation or warranty under this Note or the Agreement) will be considered fraud, negligence or wilful default of the Note Holder for the purposes of paragraph (c) of this clause 4 to the extent to which the act or omission was caused or contributed to by any failure by the OF Manager or any other person to fulfil its obligations relating to the Origination Fund or by any other act or omission of the OF Manager or any other person.

(f)  No attorney, agent, receiver or receiver and manager appointed in accordance with this Note or the Agreement has authority to act on behalf of the Note Holder in a way which exposes the Note Holder to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Note Holder for the purposes of paragraph (c) of this clause 4.

(g)  The Note Holder is not obliged to do or refrain from doing anything under this Note or the Agreement (including incur any liability) unless the Note
     Holder's liability is limited in the same manner as set out in paragraph
     (ba) to (d) of this clause 4.

5    WILFUL DEFAULT OF THE ISSUER AND THE NOTE HOLDER

For the purposes of this Note the expression "wilful default":

(a)  in relation to the Issuer and the Note Holder, means a wilful default of this Note and the Agreement by the Issuer or the Note Holder, as the case may be,

     (1)  other than a default which:

          (A)  arises out of a breach of a Transaction Document by a person other than the Issuer or the Note Holder or any person referred to in paragraph (b) of this clause in relation to the Issuer or the Note Holder;

          (B)  arises because some other act or omission is a precondition to the relevant act or omission of the Issuer or the Note Holder, and that other act or omission does not occur;

          (C)  is in accordance with a lawful court order or direction or is required by law; or

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                      Top-Up Funding Facility Agreement - SMHL Global Fund No. 7

          (D)  is in accordance with an instruction or direction given to it by any person in circumstances where that person is authorised to do so by any Transaction Document; and

     (2)  in circumstances where had it not committed that default it would have been entitled to recoupment, reimbursement or a right of indemnity for its costs and expenses (if any) in complying with this Note and the
          Agreement from the Fund.

(b)  A reference to the "fraud", "negligence" or "wilful default" of the Issuer or the Note Holder means the fraud, negligence or wilful default of the
     Issuer or the Note Holder, as the case may be, and of the officers or employees but not the agents or delegates of the Issuer or the Note Holder, unless the Issuer or the Note Holder is liable for the acts or omissions of such other person under the terms of this Note and the Agreement.

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                      Top-Up Funding Facility Agreement - SMHL Global Fund No. 7

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EXECUTED AS AN AGREEMENT:

ISSUER:

SIGNED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in
the presence of:

-----------------------------------          -----------------------------------
Witness                                      Attorney

-----------------------------------          -----------------------------------
Name (please print)                          Name (please print)

NOTE HOLDER:

SIGNED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in
the presence of:

-----------------------------------          -----------------------------------
Witness                                      Attorney

-----------------------------------          -----------------------------------
Name (please print)                          Name (please print)

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                      Top-Up Funding Facility Agreement - SMHL Global Fund No. 7

SF MANAGER:

SIGNED by
ME PORTFOLIO MANAGEMENT LIMITED
by:

-----------------------------------          -----------------------------------
Secretary/Director                           Director

-----------------------------------          -----------------------------------
Name (please print)                          Name (please print)

OF MANAGER:

SIGNED by
ME PORTFOLIO MANAGEMENT LIMITED
by:

-----------------------------------          -----------------------------------
Secretary/Director                           Director

-----------------------------------          -----------------------------------
Name (please print)                          Name (please print)

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